EXHIBIT 1
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                       SCHEDULE 13D JOINT FILING AGREEMENT

        In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Dated:  September 13, 2005
                                              BURTON CAPITAL MANAGEMENT, LLC

                                              By:  /s/ Robert G. Burton, Jr.
                                                  ------------------------------
                                              Name:    ROBERT G. BURTON, JR.
                                              Its:     President

                                                   /s/ Robert G. Burton, Sr.
                                                   -----------------------------
                                                       ROBERT G. BURTON, SR.

                                                   /s/ Robert G. Burton, Jr.
                                                   -----------------------------
                                                       ROBERT G. BURTON, JR.

                                                   /s/ Michael G. Burton
                                                   -----------------------------
                                                       MICHAEL G. BURTON

                                                   /s/ Joseph P. Burton
                                                   -----------------------------
                                                       JOSEPH P. BURTON

                                                   /s/ Gina Zambrana
                                                   -----------------------------
                                                       GINA ZAMBRANA

                                                   /s/ Donald Zegzdryn
                                                   -----------------------------
                                                       DONALD ZEGZDRYN

                                                   /s/ Thomas Oliva
                                                   -----------------------------
                                                       THOMAS OLIVA

                                                   /s/ Brendan Tobin
                                                   -----------------------------
                                                       BRENDAN TOBIN

                                                   /s/ Colin Christ
                                                   -----------------------------
                                                       COLIN CHRIST

                                                   /s/ Leonard C. Green
                                                   -----------------------------
                                                       LEONARD C. GREEN

                                                   /s/ Stephen Winslow
                                                   -----------------------------
                                                       STEPHEN WINSLOW

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                                                   /s/ Thomas Higgins
                                                   -----------------------------
                                                       THOMAS HIGGINS

                                              1354037 ONTARIO INC.

                                              By:  /s/ J. Cameron MacDonald
                                                   -----------------------------
                                              Name:
                                              Its:

                                              GOODWOOD INC.

                                              By:  /s/ Peter H. Puccetti
                                                   -----------------------------
                                              Name:
                                              Its:

                                              GOODWOOD FUND

                                              By:  /s/ Peter H. Puccetti
                                                   -----------------------------
                                              Name:
                                              Its:

                                              GOODWOOD CAPITAL FUND

                                              By:  /s/ Peter H. Puccetti
                                                   -----------------------------
                                              Name:
                                              Its:

                                              ARROW GOODWOOD FUND

                                              By:  /s/ Peter H. Puccetti
                                                   -----------------------------
                                              Name:
                                              Its:

                                              THE GOODWOOD FUND 2.0 LTD.

                                              By:  /s/ Peter H. Puccetti
                                                   -----------------------------
                                              Name:
                                              Its:

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                                              KBSH GOODWOOD CANADIAN LONG/SHORT
                                              FUND

                                              By:  /s/ Peter H. Puccetti
                                                   -----------------------------
                                              Name:
                                              Its:

                                                   /s/ Peter H. Puccetti
                                                   -----------------------------
                                                       PETER H. PUCCETTI

                                                   /s/ J. Cameron MacDonald
                                                   -----------------------------
                                                       J. CAMERON MACDONALD